                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 8, 1994



                         APPLIED MAGNETICS CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



     Delaware                      1-6635               95-1950506
     --------                      ------               ----------
     (State of other        (Commission File Number)    (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                     Number)






       Registrant's telephone number, including area code: (805) 683-5353
                                                           --------------

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Item 5.  Other Events
- - - ---------------------

     On November 8, 1994, the Registrant issued a press release, dated November 8, 1994, announcing that the Registrant had entered into a definitive agreement for the sale of the Registrant's tape head subsidiary to Seagate Technology, Inc. for twenty-one million five hundred dollars ($21,500,000) in cash. The transaction is subject to approval under the Hart-Scott Rodino Act and other Closing conditions and is expected to close by the end of December, 1994. The Registrant and Seagate will also enter into a broad patent cross-license and certain other agreements under which the Registrant and its subsidiary, Applied Magnetics Korea, Ltd., will produce and sell to Seagate certain tape related products and components. Of the sale proceeds, $6,500,000 will be held in escrow pending completion of certain post closing obligations under these agreements.

Item 7.  Financial Statements and Exhibits
- - - ------------------------------------------

     (c) Exhibits

     20. Press Release, dated November 8, 1994, announcing the matters described in Item 5.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  APPLIED MAGNETICS CORPORATION



Date:  November 8, 1994           By: /s/ CRAIG D. CRISMAN
                                     ________________________________________
                                     Craig D. Crisman
                                     Chief Executive Officer
                                     Chief Financial Officer
                                     (Principal Financial Officer)



Date:  November 8, 1994           By: /s/ PETER ALTAVILLA
                                     ________________________________________
                                     Peter Altavilla
                                     Corporate Controller
                                     (Principal Accounting Officer)

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                                 EXHIBIT INDEX
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
                                                                     Page Number In
                                                                  Sequential Numbering
          Exhibit                                                       System
          -------                                                 --------------------
          (20)       Press Release, dated November 8,                    4-5
                     1994, announcing that the Registrant
                     had entered into a definitive agreement
                     for the sale of the Registrant's tape
                     head subsidiary to Seagate Technology,
                     Inc. for twenty-one million five
                     hundred dollars ($21,500,000) in cash.
                     The transaction is subject to approval
                     under the Hart-Scott Rodino Act and
                     other Closing conditions and is expected
                     to close by the end of December, 1994.
                     The Registrant and Seagate will also
                     enter into a broad patent cross-license
                     and certain other agreements under which
                     the Registrant and  its subsidiary,
                     Applied Magnetics Korea, Ltd., will produce
                     and sell to Seagate certain tape related
                     products and components.  Of the sale
                     proceeds, $6,500,000 will be held in
                     escrow pending completion of certain post
                     closing obligations under these agreements.

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